UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 25, 2008

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Reference is made to Item 5.02 of the Current Report on Form 8-K of CBRL Group, Inc. (the “Company”) dated July 31, 2008 (the “July 8-K”) and filed with the Commission on August 6, 2008, which is incorporated herein by this reference.  Additionally, on September 25, 2008, the following compensatory plans or arrangements were approved for certain officers and/or directors of the Company.  In accordance with the instructions to Item 5.02 to Form 8-K, the information provided in this Current Report on Form 8-K covers only those current executive officers who were “named executive officers” in the Company’s most recent filing with the Commission under the Securities Exchange Act of 1934 that required disclosure pursuant to Item 402(c) of Regulation S-K.

2009 Long-Term Incentive Plan (the “2009 LTI”)

In the July 8-K, the Company reported that the 2009 LTI would be established by the Company’s Compensation Committee in September 2008 and reported that each officer’s “Target Percentage” had been established under the 2009 LTI as follows:

Name	Target Percentage
Mr. Woodhouse	250%
Mr. Barber	200%
Mr. Maxwell	80%
Mr. Shoaf	130%

The 2009 LTI consists of two components – a stock option grant and participation in the 2008 Long-Term Performance Plan (the “LTPP”).  The stock option grants were awarded by the Committee on September 25, 2008 as follows:

Name	Options
Mr. Woodhouse	128,505
Mr. Barber	51,402
Mr. Maxwell	14,279
Mr. Shoaf	27,696

The exercise price of those options was $27.02, the closing market price of the Company’s stock on the date of the grant.  The options will vest ratably over a three year period.

LTPP participants receive awards consisting of restricted stock (“LTPP Awards”) if the Company achieves certain pre-established goals consisting of Revenue and Average EBIT Margin, as defined in the LTPP, during the Company’s 2009 and 2010 fiscal years (“2009” and “2010,” respectively).  LTPP Awards are earned based on 2009 and 2010 actual results and are distributable as soon as practicable after the Committee certifies achievement of the 2009 and 2010 performance goals.

Under the LTPP, each officer has a “Target Award” determined by dividing: (1) the product of (a) two times the officer’s 2009 annual base salary and (b) that officer’s “Target Percentage” (the “Target Award Value”) by (2) the closing market price of the Company’s common stock on the last day of 2008 (August 1, 2008).  The Target Award is then multiplied by a “Performance Factor” which is determined based upon relative achievement of the Revenue and Average EBIT Margin goals during 2009 and 2010.  The Performance Factor ranges from 0% to a maximum of 200%.  Accordingly, LTPP Awards can range in value from $0 to two (2) times the Target Award Value.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2008		CBRL GROUP, INC.

	By:	/s/ N.B. Forrest Shoaf
	Name:	N.B. Forrest Shoaf
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

10.1	CBRL Group, Inc. FY 2009 Long-Term Performance Plan